BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

9520406872
Account Number

This Third Amendment to First Amended and Restated Loan Agreement (this “Amendment”) is made as of January 2, 2014 by and among BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”) and the following entities (collectively, the “Borrowers”):

Synalloy Corporation, a Delaware corporation (“Synalloy”);

Metchem, Inc., a Delaware corporation (“Metchem”);

Synalloy Fabrication, LLC, a South Carolina limited liability company (formerly named SFR, LLC) (“Synalloy Fabrication”);

Ram-Fab, LLC, a South Carolina limited liability company (“Ram-Fab”);

Synalloy Metals, Inc., a Tennessee corporation (“Synalloy Metals”);

Bristol Metals, LLC, a Tennessee limited liability company (“Bristol”);

Manufacturers Soap & Chemical Company, a Tennessee corporation (“Manufacturers Soap”);

Manufacturers Chemicals, LLC, a Tennessee limited liability company (“Manufacturers Chemicals”); and

Palmer of Texas Tanks, Inc., a Texas corporation (“Palmer”);

Syntrans, LLC, a Texas limited liability company (“Syntrans”); and

CRI Tolling, LLC, a South Carolina limited liability company (“CRI Tolling”)

for purposes of amending (without novation, accord nor satisfaction) certain aspects and provisions of the First Amended and Restated Loan Agreement dated as of August 21, 2012; as adjoined to add Palmer pursuant to the Palmer Joinder Agreement dated as of August 21¸ 2012 by the among the parties hereto; and as amended to effect a temporary extension of the amount available to be drawn under the revolving Line of Credit pursuant to the First Amendment to First Amended and Restated Loan Agreement dated as of October 22, 2012 and the Second Amendment to First Amended and Restated Loan Agreement dated as of August 9, 2013 (all of the foregoing sequentially, cumulatively and collectively, the “Loan Agreement”). Capitalized terms used herein without definition have the meanings assigned to such terms in the Loan Agreement.

Agreement

Section 1. Defined Terms from Loan Agreement

Capitalized terms used in this Amendment without definition retain (except, to the extent applicable, as amended hereby) the meanings respectfully assigned to such terms in the Loan Agreement.

Section 2. Recitals and Loan Agreement Incorporated Herein by Reference

Each and all of opening paragraphs, statements, information and other provisions of this Agreement above constitute an integral part of this Amendment among the parties and are to be considered binding upon the parties. In addition, the statements, recitals, terms, conditions and agreements of and in the Loan Agreement are hereby incorporated herein by this reference thereto as if set forth herein in full.

Section 3. Extension of Maturity Date of Line of Credit

(a)
The availability for drawings, the extended final maturity date of the Line of Credit and the other terms thereof are hereby extended as set forth in the Modification, Renewal, Restatement, of Promissory Note dated of even date herewith.

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

(b)	The paragraph on the first page of the Loan Agreement and entitled “Line of Credit” is hereby restated to read in full as follows:

Line of Credit (“Line of Credit”) in the maximum principal amount not to exceed, at any one time, the lesser of the following subsections (a) and (b) (such lesser amount, the “Line of Credit Availability”):

(a)	the principal amount of $25,000,000; and

(b)	the Availability (as defined in Section 10.01 below).

The Line of Credit is for the purpose of working capital and is evidenced by the Borrowers’ restated promissory note dated on or about the date hereof in the original principal amount of up to $25,000,000 (as the same may be amended, restated, extended, renewed, increased, decreased, replaced or otherwise modified and in effect from time to time, the “Restated Line of Credit Note”) and maturing as provided therein or any renewal thereof, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. In the event that at any time the principal amount outstanding under the Line of Credit shall exceed the then applicable Line of Credit Availability, the Borrower shall promptly repay such excess principal amounts to the extent necessary to regain compliance with the Line of Credit Availability. Accrued interest only shall be repayable monthly. Prior to maturity or the occurrence of any Event of Default hereunder and subject to the Availability limitations, the Borrowers may borrow, repay, and reborrow under the Line of Credit through maturity. The Line of Credit shall bear interest at the rate set forth in the Restated Line of Credit Note or in any other note or other instrument evidencing all or any portion of the Line of Credit, the terms of which are incorporated herein by reference.

Section 4. [Reserved]

Section 5. Revision of Tangible Net Worth Floor

Section 5 of the Loan Agreement entitled “Tangible Net Worth” is hereby restated to read as follows:

Tangible Net Worth: A minimum tangible net worth at all times from the date of this Agreement equal to $70,000,000, (as such amount is increased pursuant to the following sentence, the “Minimum Tangible Net Worth”). The Minimum Tangible Net Worth amount shall increase by at least 50% of Consolidated Net Income over the prior fiscal year-end result, and then each fiscal year end thereafter. Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities. Consolidated Net Income is defined as Borrowers after tax net income as shown on the Annual Financial Statements referred to in Section 3.08 of this Agreement.

Any references to this Tangible Net Worth covenant set forth in the Loan Agreement, the other Loan Documents and any related agreement, instrument, filing, document or other papers shall henceforth be deemed amended, mutatis mutandis, to reflect the above revision.

Section 6. Modification of Capital Expenditures Covenant.

Section 6.03 of the Loan Agreement is hereby restated to read as follows:

Capital Expenditures. Expenditures for fixed assets in any fiscal year shall not exceed, in the aggregate as to all Borrowers, (a) for the 2013 fiscal year the sum of $6,500,000; (b) for the 2014 fiscal year, the sum of $11,000,000; and (c) for the 2015 fiscal year and each fiscal year after during the term of the Loan(s) the sum of $6,500,000.

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

Section 7. Borrowing Base Certificates.

The paragraph in Section 3.09 entitled “Quarterly Financial Statements and Borrowing Base Certificates” in Section 3.09 of the Loan Agreement is hereby restated to read as follows:

Quarterly Financial Statements and Borrowing Base Certificates: Interim financial statements (10-Q) within 45 days of each quarter end, which shall be accompanied by the following: a) Loan Agreement Compliance Certificate; b) quarterly Borrowing Base Certificates and; c) Accounts receivable agings and other information on A/R, inventory and Accounts Payable, if requested by Bank. All information shall in reasonable detail and in a form acceptable to Bank.

Section 8. Release of Life Insurance Collateral. The Bank hereby releases from any lien in favor of the Bank those Life Insurance Policies numbered 1820001, 1820009, 1820007, 1820003, 1820005, 1821425.

Section 9. Amendment and Extension Fee. The Borrower shall pay to the Bank on the date hereof an amendment and extension fee in the amount of 10 bps (0.10%) of $25,000,000.

Section 10. Bringdown of Representations and Warranties. The Borrowers represent and warrant to Bank the continued accuracy and completeness, as of the date hereof, of all representations made in the Loan Documents (including without limitation Section 2 of the Loan Agreement) and as to Palmer the same by virtue of the Palmer Joinder Agreement referenced above, taking into account this Amendment constituting one of the Loan Documents.

Section 11. Indemnification

The Borrowers hereby jointly and severally agree to and do hereby indemnify and defend the Bank, its affiliates, their successors and assigns and their respective directors, officer, employees and shareholders, and do hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable in-house and outside counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Loan(s) and the other Loans, including without limitation: (i) the failure to make any payment to the Bank promptly when due, whether under the Loans or otherwise; (ii) the breach of any representations or warranties to the Bank contained in this Amendment, the Loan Documents or in any other loan documents now or hereafter executed in connection with this Amendment and the Loans; (iii) the violation of any covenants or agreements made for the benefit of the Bank and contained in any of the Loan Documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from the Bank’s gross negligence or willful misconduct; or (iv) any aspect of this Amendment or the transactions contemplated hereby.

Section 12. Security

For the avoidance of doubt, all of the obligations of the Borrowers, whether of payment or performance, under the Line of Credit, the Term Loan, the CRI Acquisition Loan and any additional Loans shall be and continue following the effectiveness of this Amendment to be (along with the other obligations referenced therein), secured by and enjoying the benefits of the pledges, mortgages, deeds of trust, collateral and other matters and security set forth in the Loan Documents, including without limitation the Mortgages and the Security Agreement and the other agreements, instruments, filings and other papers set forth and/or referenced on Attachment 1 to this Amendment.
Section 13. Miscellaneous.

(a)
Certain Provisions Incorporated by Reference. Without limiting the continued general applicability of Section 10 (or any other provisions) of the Loan Agreement, the provisions of Sections 10.02 through Section 10.18 of the Loan Agreement are incorporated into this Amendment, mutatis mutandis, as if set forth herein in full.

(b)
Matters as to Amendment. This Amendment constitutes an amendment to the Loan Agreement (and, to the extent applicable, all other Loan Documents) and except for the effect of any matters expressly set forth in this Amendment, this Amendment, the Loan Agreement and each of the Loan Documents is, and shall continue to be following the effectiveness of this Amendment, in full force and effect in accordance with the terms thereof, and nothing in this Amendment shall otherwise be deemed to amend or modify any provision of the Loan Agreement or the other Loan

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

Documents, each of which shall remain in full force and effect except as otherwise expressly provided herein or therein. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction. This Amendment does not effect the release of any collateral, does not disturb the perfection or priority of any existing liens, and does not effect the release of any obligor, guarantor or other party from its obligations.

(c)
References to Documents. Each reference in the Loan Agreement, this Amendment and any other Loan Documents shall be the same as may be amended, restated, increased, decreased, extended, reduced or otherwise modified and effect from time to time.

[The remainder of this page is left blank intentionally]

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

(d)
WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AMENDMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the date first written above.

Witness (as to the co-Borrowers): ______________________________
SYNALLOY CORPORATION
METCHEM, INC.
SYNALLOY METALS, INC.
MANUFACTURERS SOAP & CHEMICAL COMPANY
RAM-FAB, LLC
MANUFACTURERS CHEMICALS, LLC
BRISTOL METALS, LLC
SYNALLOY FABRICATION, LLC
PALMER OF TEXAS TANKS, INC.
SYNTRANS, LLC
CRI TOLLING, LLC

By:                                                                                   (SEAL)
Richard D. Sieradzki
Vice President, Finance
of and on behalf of each of
the above-named entities

Witness (as to BB&T): ______________________________	BRANCH BANKING AND TRUST COMPANY By: ________________________________ Stan W. Parker Senior Vice President

[Signature Page to Third Amendment to First Amended and Restated Loan Agreement]

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

January 2, 2014

Borrowers: The entities executing as co-Borrowers to the agreement of instrument to which this Attachment is attached, on a joint and several basis

This page forms a part of the instrument or agreement to which it is attached and constitutes an integral part thereof.

The agreement or instrument to which this attachment is attached and all loans, notes, instruments and other liabilities and obligations referenced therein are all governed, secured, guarantied and/or otherwise related to by, as applicable, each of the following (each of which is - except as otherwise set forth below - originally dated on or about August 21, 2012, provided that references to the following are as the same may be amended, restated, increased, decreased or otherwise modified and in effect from time to time), among any other applicable pledge, security, collateral, agreements and instruments in effect from time to time.

•
First Amended and Restated Loan Agreement dated as of August 21, 2012 (the “Loan Agreement”) among Branch Banking and Trust Company (“BB&T”) and the multiple Borrowers referenced above (collectively, the “Borrowers”).

◦
As amended by the First Amendment to First Amended and Restated Loan Agreement dated as of October 22, 2012 and the Second Amendment to First Amended and Restated Loan Agreement dated as of August 9, 2013 and this Third Amendment to First Amended and Restated Loan Agreement

•	Palmer Joinder Agreement dated as of August 21, 2012 among the Borrowers, Palmer of Texas Tanks, Inc. (“Palmer”) and the Bank.

•	Syntrans / CRI Tolling Joinder Agreement dated August 8, 2013 among the Borrowers (including two new Adjoining Borrowers) and BB&T.

•	The Promissory Note dated on or about August 21, 2012 from the Borrowers to BB&T in the principal amount of $25,000,000.

•	The Modification, Renewal, Increase and Restatement of Promissory Note dated on or about August 21, 2012 from the Borrowers to BB&T in the principal amount of $22,500,000.

◦	As amended and temporarily increased by the Modification, Renewal, Increase and Restatement of Promissory Note dated as of October 2012 from the Borrowers to BB&T.

•	The Promissory Note dated August 9, 2013 from the Borrowers to BB&T in the principal amount of $4,033,250.

•	All Swap Agreements (as defined in the Loan Agreement)

•	Security Agreement dated as of August 21, 2012 among the Borrowers and BB&T (to which the Adjoining Borrowers are become additional pledgors).

•
Mortgage of Real Estate dated on or about August 21, 2012 with respect to one or more parcels of real property located in the State of Arkansas, from one or more of the applicable Borrowers for the benefit of BB&T.

•
Deed of Trust for Real Estate dated on or about August 21, 2012 with respect to one or more parcels of real property located in the State of Tennessee, from one or more of the applicable Borrowers for the benefit of BB&T.

•
Deed of Trust for Real Estate dated on or about August 21, 2012 with respect to one or more parcels of real property located in the State of Texas, from one or more of the applicable Borrowers for the benefit of BB&T.

•
Mortgage of Real Estate dated on or about August 9, 2013 with respect to one or more parcels of real property located in Laurens County, South Carolina, from one or more of the applicable Borrowers for the benefit of BB&T.

BB&T
ATTACHMENT 1

RELATED LOAN AND SECURITY DOCUMENTS

•
Negative Pledge Agreements, each dated on or about July 9, 2010, from the applicable Borrower(s) named therein for the benefit of BB&T and relating to real properties in Spartanburg County, SC; Bradley County, TN; Sullivan County, TN. Also, any other negative pledge agreements or similar documents executed and delivered by one or more Borrowers, including without limitation in connection with the Palmer Acquisition.

•	Negative Pledge Agreement dated August 9, 2013, from the applicable Borrower(s) named therein for the benefit of BB&T and relating to real properties in Laurens County, SC

•	Stock and LLC Interests Pledge Agreement dated the date hereof among the Borrowers and the Bank.

•	Any and all other Loan Documents (as defined in the Loan Agreement)